Property Plant and Equipment	3 Months Ended	12 Months Ended
	Mar. 31, 2019	Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Property Plant and Equipment
Property Plant and Equipment
Property, plant and equipment consisted of the following (in thousands):

	March 31, 2019	December 31, 2018	Estimated Useful Lives
Vehicles	$44,594	$45,050	3 - 5 years
Computer equipment and software	55,459	53,891	3 - 5 years
Leasehold improvements	27,609	26,401	2 - 15 years
Office furniture, fixtures and equipment	19,918	19,532	7 years
Build-to-suit lease building	—	8,247	10.5 years
Construction in process	4,205	2,975
Property, plant and equipment, gross	151,785	156,096
Accumulated depreciation and amortization	(87,171)	(82,695)
Property, plant and equipment, net	$64,614	$73,401

Property, plant and equipment, net includes approximately $22.2 million and $26.2 million of assets under finance or capital lease obligations at March 31, 2019 and December 31, 2018, respectively, net of accumulated amortization of $23.2 million and $22.2 million, respectively. Depreciation and amortization expense on all property, plant and equipment was $5.9 million and $6.2 million for the three months ended March 31, 2019 and 2018, respectively. Amortization expense relates to assets under finance or capital leases and is included in depreciation and amortization expense.

As a result of implementing ASU 2016-02, effective January 1, 2019 the Company's build-to-suit leasing arrangement was considered a sale-leaseback and is classified as an operating lease. This resulted in a reduction to property, plant and equipment, net of $6.1 million and a reduction of $6.6 million related the financing lease obligation within accrued expenses and other current liabilities and other long-term obligations. See Note 12 "Leases" for additional information related to the impact of adopting ASU 2016-02.

Property Plant and Equipment
Property, plant and equipment consisted of the following (in thousands):

	December 31,		Estimated Useful Lives
	2018	2017
Vehicles	$45,050	$42,008	3-5 years
Computer equipment and software	53,891	46,651	3-5 years
Leasehold improvements	26,401	20,783	2-15 years
Office furniture, fixtures and equipment	19,532	17,202	7 years
Build-to-suit lease building	8,247	8,268	10.5 years
Construction in process	2,975	4,299
Property, plant and equipment, gross	156,096	139,211
Accumulated depreciation and amortization	(82,695)	(61,130)
Property, plant and equipment, net	$73,401	$78,081

Property plant and equipment includes approximately $23.7 million and $26.2 million of assets under capital lease obligations, net of accumulated amortization of $22.2 million and $16.6 million at December 31, 2018 and 2017, respectively. Depreciation and amortization expense on all property plant and equipment was $25.0 million, $21.275 million and $16.8 million for the years ended December 31, 2018, 2017 and 2016, respectively. Amortization expense relates to assets under capital leases as included in depreciation and amortization expense.
In June 2016, the Company entered into a non-cancellable lease to occupy a new building constructed in Logan, UT as a location to further sales recruitment and training, as well as conduct research and development (the "Logan Facility"). Because of its involvement in certain aspects of the construction of the Logan Facility, per the terms of the lease, the Company was deemed the owner of the building for accounting purposes during the construction period. Accordingly, the Company recorded a build-to-suit lease asset and a corresponding build-to-suit lease liability during the construction period.
In April 2017, construction on the Logan Facility was completed and the Company commenced occupancy. In accordance with ASC 840-40 Sale-Leaseback Transactions, the building did not qualify for sale-leaseback treatment. As such, the Company retains the building asset and corresponding lease obligation on the balance sheet.